                 THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
                 SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE
              SECURITIES LAW, AND NO INTEREST IN IT MAY BE OFFERED,
                     SOLD, DISTRIBUTED, ASSIGNED, PLEDGED OR
                 OTHERWISE TRANSFERRED ABSENT SUCH REGISTRATION
               (OR THE AVAILABILITY OF AN EXEMPTION THEREFROM) AND
              COMPLIANCE WITH THE OTHER CONDITIONS OF THIS WARRANT


                        --------------------------------


                          PURCHASE WARRANT CERTIFICATE

                                   Issued to:

                                 MARK T. WALLER

                             Exercisable to Purchase

                         460,000 Shares of Common Stock


                                       of


                           ATHENA MEDICAL CORPORATION






                             Void after May 1, 1999

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This Warrant Certificate certifies that, for value received and subject to the terms and conditions set forth below, the Warrantholder is entitled to purchase, and the Company agrees to sell and issue to the Warrantholder, at any time on or before May 1, 1999, up to 460,000 Shares at the Exercise Price.

This Warrant supersedes the Warrant Certificate of Mark Waller dated as of March 18, 1994, as amended by letter agreement dated March 16, 1995.

This Warrant is issued subject to all the following terms and conditions:

1. DEFINITIONS OF CERTAIN TERMS: Except as may be otherwise clearly required by the context:

     (a)  COMMON STOCK means the $0.01 par value common stock of the Company.
     (b)  COMPANY means ATHENA Medical Corporation, a Nevada corporation.
     (c) EXERCISE PRICE means the price at which the Warrantholder may purchase one Share (or Securities obtainable in lieu of one Share) upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The Exercise Price is $1.00 per Share, including Contingent Shares as provided in Section 2 below.
     (d) SECURITIES means the Shares obtained or obtainable upon exercise of this Warrant or securities obtained or obtainable upon exercise, exchange or conversion of such Shares.
     (e) SHARE shall mean one share of Common Stock for which this Warrant is initially exercisable.
     (f)  WARRANT CERTIFICATE means this certificate evidencing the Warrant.
     (g) WARRANTHOLDER means the record holder of the Warrant or Securities. The Warrantholder is MARK T. WALLER.
     (h) WARRANT means the warrant evidenced by this certificate or any certificate obtained upon permitted transfer or partial exercise of the Warrant evidenced by any such certificate.

2. CONTINGENT SHARES. The Shares the subject of this Warrant shall be increased by 40,000 (to a total of 500,000 Shares) if and only if the closing bid price of the Company's Common Stock in the New York over-the-counter market (as reported by the National Association of Securities Dealers, Inc.), or the closing selling price if the Company's Common Stock becomes traded on the NASDAQ Small Cap Market or other exchange, is not $8.00 or more per share for five consecutive trading days at any time during the 12-month period beginning August 15, 1995. If the Warrantholder becomes so entitled to exercise this Warrant as to the additional 40,000 Shares (the "Contingent Shares"), the Company shall deliver a written acknowledgment to the Warrantholder, which acknowledgement shall be attached to this Warrant Certificate. Upon the effective date of such acknowledgment (August 15, 1996), all terms, conditions, representations and restrictions applicable to the original Shares shall apply to the Contingent Shares. Creation of rights to acquire the Contingent Shares shall not extend the term of this Warrant.

3. EXERCISE OF WARRANT. Subject to compliance with the other conditions set forth herein, all or any part of this Warrant may be exercised at any time on or before 5 p.m. Pacific Time on May 1, 1999, either as provided in
     Section 5 below, or by surrendering this Warrant Certificate, together with appropriate instructions, duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney, at the office of the Company, 10170 SW Nimbus, Suite H-1, Portland, Oregon 97223, or at such other office or agency as the Company may designate. Upon receipt of notice of exercise, the Company shall as promptly as practicable instruct its transfer agent to prepare certificates for the Securities to be received by the Warrantholder upon completion of the

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exercise.  When such certificates are prepared, the Company shall notify the
Warrantholder and deliver such certificates to the Warrantholder or as per the Warrantholder's instructions immediately upon payment in full by the Warrantholder, in lawful money of the United States, of the Exercise Price payable with respect to the Securities being purchased.

     The Securities to be obtained on exercise of this Warrant will be deemed to have been issued, and the Warrantholder will be deemed to have become a holder of record of those Securities, as of the date of full payment of the Exercise Price.

     If fewer than all the Securities purchasable under this Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof), in form and tenor similar to this Warrant Certificate, evidencing that portion of this Warrant not exercised.

4.   REGISTRATION RIGHTS.

     (a) Subject to Section 4(b) below, the Company shall file a registration statement with the Securities and Exchange Commission within 90 days of the date of this Warrant covering the sale of Shares that may be purchased by the Warrantholder under this Warrant. Thereafter, the Company shall take all appropriate and reasonable action to cause such registration statement to become effective. The registration statement may include Common Stock or rights thereto held by other persons. The registration statement will not constitute an underwritten public offering.

     (b) The Company's obligation under Section 4(a) above shall be subject to the following conditions: (i) the completion by the Company's securities counsel of its due diligence investigation of the Company;
          (ii) the resolution by the Company of any outstanding issues with the Securities and Exchange Commission relating to the recent withdrawal of the Company's S-2 Registration Statement or to the Company's compliance with all aspects of the Securities Act of 1933, as amended (the "1933 Act"), or the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (iii) the Warrantholder shall have entered into a Registration Rights Agreement with terms reasonably satisfactory to the Warrantholder and the Company that contains the following provisions:

          (1) The Warrantholder shall agree that the Company shall be required to keep the registration statement effective for at least an 18-month period following its effective date, and that the 18-month period will be increased to the extent that the Warrantholder has been unable to sell Shares during the effective period through no fault of the Warrantholder, so that the Warrantholder has an aggregate effective selling period of at least 220 trading days during which the Shares are registered;

          (2) The Warrantholder shall agree that, during the period that the registration statement is effective, he shall sell Shares only during a 60-day period beginning two days after the filing by the Company of each Form 10-Q (or 10-QSB) or Form 10-K (or 10-KSB), as applicable, and in addition that he shall not sell in any single trading day more than: (i) 1% of the average daily reported volume of trading of the Company's shares for the four preceding calendar weeks; or (ii) 2,500 Shares, whichever is greater;

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          (3)  If the Company's prospectus is not in compliance with the 1933
          Act at any time while the registration statement is effective, the Company shall have an obligation to take reasonably prompt action to update such prospectus to comply with such Act and the Warrantholder shall not conduct any trading until such prospectus is updated;

          (4) The Registration Rights Agreement shall contain standard indemnification language for both the Company and the Warrantholder; and

          (5) The Warrantholder and the Company shall agree to such other reasonable covenants, conditions and representations as will ensure compliance with the 1933 Act and the 1934 Act.

     The Registration Rights Agreement will be prepared by the Company's counsel as soon as practicable after execution of this Warrant.

5. SPECIAL ESCROW ARRANGEMENT. In the event the Warrantholder desires to exercise all or a part of this Warrant during the time that the Shares are the subject of an effective registration statement as set forth in Section 4 above, the Warrantholder may establish an escrow arrangement with PaineWebber (or other registered broker/dealer mutually satisfactory to the Warrantholder and the Company). The terms of the escrow shall provide that:

     (a)  Upon receipt of a notice of intent to exercise in accordance with
          Section 3 above, the Company shall within five business days deliver into such escrow one or more certificates issued in the name of PaineWebber and representing the number of Shares the subject of the notice of intent to exercise. Delivery of such Shares and the denominations of such certificates shall be handled in a fashion to accommodate, so far as is reasonably practicable, the selling limitations and restrictions set forth in Section 4 above.

     (b) Within five trading days after receipt of the certificate(s) from the Company, PaineWebber shall begin selling the Shares represented by the certificate(s), but only if the selling price for the Shares equals or exceeds the aggregate Exercise Price for the Shares plus PaineWebber's brokerage and other fees.

     (c) PaineWebber shall immediately after the sale by it of any Shares deliver to the Company, by PaineWebber's check payable to the Company, the aggregate Exercise Price of the Shares purchased. The remainder of the sales proceeds, less PaineWebber's brokerage and any other fees, may be remitted to the Warrantholder.

     (d) PaineWebber shall immediately refrain from making any further sales of the Shares if PaineWebber receives a facsimile notice from either the Company or its attorneys that the Company is concerned that such sale would not be made in compliance with federal or state securities laws. The Company shall have no liability to the Warrantholder for any trading losses he may incur while the stop transfer order is in effect if the Company made such order in good faith and regardless of whether such sale would have been made in compliance with such laws.

     (e) The foregoing terms and conditions may be supplemented by the parties to accommodate any reasonable restriction or additional terms that may be required by PaineWebber or the Company's transfer agent.

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     (f)  All other terms and conditions of this Warrant, including the requirements of Section 3 not inconsistent with this Section 5, shall remain in full force and effect.

6. MERGER OR SALE. If the Company proposes to merge with or into another company (other than for the sole purpose of reincorporating the Company in another jurisdiction), to otherwise reorganize, consolidate, reclassify or make any other change in the Company's capital structure, to partially or completely liquidate, or to sell all or substantially all the Company's assets, the Company will give at least 30 days' prior written notice thereof to the Warrantholder.

7. ADJUSTMENTS IN CERTAIN EVENTS. The number, class and price of Securities for which this Warrant may be exercised are subject to adjustment from time to time upon the occurrence of certain events as follows:

     (a) If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock for which this Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of the Company's Common Stock are combined into a smaller number of shares, the number of shares of Common Stock for which this Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased.

     (b) If holders of the Company's outstanding shares of Common Stock receive, or (on or after the record date fixed for determination of eligible shareholders) become entitled to receive, without payment or other consideration therefor, other or additional stock of the Company by way of dividend, then the Warrantholder will, upon exercise of this Warrant, be entitled to receive, without payment of additional consideration therefor, the amount of such other or additional Common Stock of the Company which the Warrantholder would hold on the date of such exercise had the Warrantholder been the record holder of such exercised Common Stock on the date of receipt or entitlement to receipt of the stock dividend, giving effect to any adjustments prior to exercise as required by Section 7(a).

     (c) When any adjustment is required to be made in the number of shares of Common Stock purchasable upon exercise of this Warrant, the Company will promptly determine the new number of such shares purchasable upon exercise of this Warrant, and: (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of such shares; and (ii) cause a copy of such statement to be mailed to the Warrantholder within 30 days after the date of the event giving rise to the adjustment.

     (d) No fractional shares of Common Stock or other Securities will be issued in connection with exercise of this Warrant or in connection with any adjustment pursuant to this Section 7. The number of full shares issuable shall be determined by the Board of Directors of the Company or by the terms of any assumption or substitution documents, and any such determination shall be binding and conclusive.

8. RESERVATION OF SHARES. The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for exercise of this Warrant upon the basis set forth above will at all times during the term of this Warrant be reserved for exercise.

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9.   NO RIGHTS AS A SHAREHOLDER.  Except as otherwise provided herein, the
     Warrantholder will not, by virtue of ownership of this Warrant, be entitled to any rights of a shareholder of the Company.

10. TRANSFER OF WARRANT. This is not a bearer warrant, and it may not be sold, assigned, encumbered or otherwise transferred (except by will or the laws of intestacy) without the prior written consent of the Company and compliance with applicable securities laws in accordance with Section 11.

11. COMPLIANCE WITH SECURITIES LAWS. The Warrantholder represents, acknowledges and agrees that:

     (a) This Warrant, and the Securities if the Warrant is exercised, are purchased only for investment, for the Warrantholder's own account, and without any present intention to sell or distribute this Warrant or the Securities. The Warrantholder further acknowledges that the Securities will not be issued pursuant to any exercise of this Warrant unless the exercise and the issuance and delivery of such Securities shall comply with all relevant provisions of law, including without limitation the 1933 Act, and other federal and state securities laws and regulations, and the requirements of any stock exchange upon which the Securities may then be listed.

     (b) This Warrant and the Securities have not been registered under the 1933 Act and accordingly will not be transferrable except as permitted under an exemption contained in the 1933 Act, or upon satisfaction of the registration and prospectus delivery requirements of the 1933 Act. Therefore, the Securities (and this Warrant, unless earlier terminated) must be held indefinitely unless subsequently registered under the 1933 Act or an exemption from such registration is available. The Warrantholder understands that the certificate(s) evidencing the Securities will be imprinted with a legend which will prohibit the transfer thereof unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. Notwithstanding the foregoing, the Shares covered by this Warrant will be registered within 90 days of the date of this Warrant as provided in Section 4 above.

12. MISCELLANEOUS. No amendment, waiver, termination or other change to this Warrant or any term of it will be effective unless set forth in a writing signed by the party sought to be bound. The captions heading the Sections of this Warrant are inserted for convenience of reference only, and are not to be used to define, limit, construe or describe the scope or intent of any term, provision or Section of this Warrant. Any notices required or permitted under this Warrant must be in writing and will be deemed to have been given when personally delivered to a party or 48 hours after deposit in the United States Mail, first class postage prepaid by both first class and certified mail, return receipt requested, or 48 hours after delivery to a recognized national overnight carrier, with overnight shipping charges paid, and addressed to such party as follows:

     If to the Company:            ATHENA Medical Corporation
                                   10170 SW Nimbus Ave., Suite H-1
                                   Portland, OR  97223
                                   Attn: William H. Fleming, President


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     If to the Warrantholder:      Mark T. Waller
                                   1820 North Shore Road
                                   Lake Oswego, OR  97034

     or such other address as a party may specify by a notice in writing, given in the same manner.

13. APPLICABLE LAW. This Warrant will be governed by and construed in accordance with the laws of the state of Oregon, without reference to conflict of laws principles thereunder. All disputes relating to this Warrant shall be tried before federal or state courts located in Multnomah County, Oregon, to the exclusion of all other courts that might have jurisdiction.


DATED September 29, 1995.


ATHENA MEDICAL CORPORATION



By   /s/ William H. Fleming
   --------------------------------------
    William H. Fleming, President



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